                          OPPENHEIMER DISCIPLINED ALLOCATION FUND
                         Supplement dated December 29, 2005 to the
                             Prospectus dated February 28, 2005

The Prospectus is revised as follows:

1.    The following paragraphs are added to the end of the section captioned "How the Fund is Managed":

      At a recent meeting, the Board of Directors of the Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Balanced Fund ("Balanced Fund"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and
      Balanced Fund, whereby Balanced Fund will acquire all of the assets and assume all of the liabilities of the Fund in exchange for newly-issued shares of
      Balanced Fund (the "Reorganization"). Following the Reorganization, the Fund
      will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

      The Reorganization is conditioned upon, among other things, approval by the
      Fund's shareholders. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2006. Shareholders of record, as of a date to be determined by the
      Board, will be entitled to vote on the Reorganization and will receive the proxy statement describing the Reorganization. The anticipated date for the shareholder meeting is on or about May 5, 2006, with the Reorganization to be effected shortly thereafter.

If the Reorganization takes place, Fund shareholders will receive shares of the class of
Balanced Fund, having the same management fees, 12b-1 fees and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

2.    Effective October 1, 2005, the section in the Prospectus titled "Special Sales Charge
   Arrangements and Waivers--Other Special Sales Charge Arrangements and Waivers--Purchases
   by Certain Retirement Plans" on page 27 of the Prospectus was amended by deleting that section in its entirety and replacing it with the following:

     o Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $5 million or more in plan assets. In that case the Distributor may pay from its own resources, at the time of sale, concessions in an amount equal to 0.25% of the purchase price of Class A shares purchased within the first six months of account establishment by those retirement plans to dealers of record, subject to certain exceptions described in "Retirement Plans" in the Statement of
       Additional Information.

      There is also no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. No contingent deferred sales charge is charged upon the redemption of such shares.

3.    Effective October 1, 2005, the seventh paragraph in the section in the Prospectus titled "Distribution and Service Plans--Distribution and Service Plans for Class B, Class
   C and Class N Shares" was amended by deleting that paragraph in its entirety and replacing it with the following:

      For certain group retirement plans held in omnibus accounts, the Distributor will pay the full Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase. New group omnibus plans may not purchase Class B shares.

December 29, 2005                                           PS0205.030